POWER OF ATTORNEY
                PURSUANT TO ITEM 601.(B)(24) OF REGULATION SK AND
                   RULE 462(B) OF THE SECURITIES ACT OF 1933

The undersigned on behalf of the company set forth below hereby constitutes and appoints the individuals set forth below and each of them individually, my true and lawful attorneys, with full power to them and each of them to sign for me, and in my name and in the capacity indicated below, any and all amendments to the Registration Statements listed below filed with the Securities and Exchange Commission under the Securities Act of 1933 and the Investment Company Act of 1940.

ING LIFE INSURANCE AND ANNUITY COMPANY:

As President of ING LIFE INSURANCE AND ANNUITY COMPANY I hereby appoint J. Neil McMurdie, Michael Pignatella; Julie E. Rockmore, Linda Senker and Kimberly J. Smith.

Registration Statements filed under the Securities Act of 1933:

2-52448            33-75972               33-76026                 333-60016
2-52449            33-75974               33-79118                 333-69574
33-02339           33-75976               33-79122                 333-72079
33-34370           33-75978               33-81216                 333-86276
33-42555           33-75980               33-87642                 333-86278
33-60477           33-75982               33-87932                 333-87305
33-61897           33-75984               33-88720                 333-89953
33-62473           33-75986               33-88722                 333-101761
33-64277           33-75988               33-88724                 333-104456
33-75248           33-75990               33-89858                 333-105479
33-75954           33-75992               33-91846                 333-109622
33-75956           33-75994               333-01107                333-109860
33-75958           33-75996               333-09515
33-75960           33-75998               333-15817
33-75962           33-76000               333-27337
33-75964           33-76002               333-37448
33-75966           33-76004               333-49176
33-75968           33-76018               333-49495
33-75970           33-76024               333-56297


Registration Statements filed under the Investment Company Act of 1940:

811-02512          811-02513       811-04536       811-05906          811-09665

ING INSURANCE COMPANY OF AMERICA:

As President of ING INSURANCE COMPANY OF AMERICA I hereby appoint J. Neil McMurdie, Michael Pignatella; Julie E. Rockmore, Linda Senker and Kimberly J. Smith.

Registration Statements filed under the Securities Act of 1933:

33-59749                       33-63657                        333-49581
33-62481                       33-80750                        333-87131

Registration Statements filed under the Investment Company Act of 1940:

811-08582

RELIASTAR LIFE INSURANCE COMPANY OF NEW YORK:

As Director of RELIASTAR LIFE INSURANCE COMPANY OF NEW YORK I hereby appoint J. Neil McMurdie, Linda Senker and Kimberly J. Smith.

Registration Statements filed under the Securities Act of 1933:

002-53949                      333-47527                       333-104540
002-53950                      333-52358                       333-115515
002-69327                      333-61879                       333-114338
002-76642                      333-75938                       333-117617
033-11489                      333-85326
333-19123                      333-85618

Registration Statements filed under the Investment Company Act of 1940:

811-02579      811-02580     811-03098   811-03427      811-07935      811-08965

hereby ratifying and confirming on this 7TH day of April, 2005, my signature as it may be signed by my said attorneys to any such Registration Statements and any and all amendments thereto.

                                                               SIGNATURE

                                                          /S/ BRIAN D. COMER

                                                            Brian D. Comer

                                POWER OF ATTORNEY
                PURSUANT TO ITEM 601.(B)(24) OF REGULATION SK AND
                   RULE 462(B) OF THE SECURITIES ACT OF 1933

The undersigned on behalf of the company set forth below hereby constitutes and appoints the individuals set forth below and each of them individually, my true and lawful attorneys, with full power to them and each of them to sign for me, and in my name and in the capacity indicated below, any and all amendments to the Registration Statements listed below filed with the Securities and Exchange Commission under the Securities Act of 1933 and the Investment Company Act of 1940.

RELIASTAR LIFE INSURANCE COMPANY OF NEW YORK:

As Director of RELIASTAR LIFE INSURANCE COMPANY OF NEW YORK I hereby appoint J. Neil McMurdie, Linda Senker and Kimberly J. Smith.

Registration Statements filed under the Securities Act of 1933:

002-53949                      333-47527                       333-104540
002-53950                      333-52358                       333-115515
002-69327                      333-61879                       333-114338
002-76642                      333-75938                       333-117617
033-11489                      333-85326
333-19123                      333-85618

Registration Statements filed under the Investment Company Act of 1940:

811-02579  811-02580   811-03098        811-03427      811-07935      811-08965



hereby ratifying and confirming on this _31ST day of March, 2005, my signature as it may be signed by my said attorneys to any such Registration Statements and any and all amendments thereto.

                                                               SIGNATURE

                                                         /S/ R. MICHAEL CONLEY

                                                           R. Michael Conley

                                POWER OF ATTORNEY
                PURSUANT TO ITEM 601.(B)(24) OF REGULATION SK AND
                   RULE 462(B) OF THE SECURITIES ACT OF 1933

The undersigned on behalf of the companies set forth below hereby constitutes and appoints the individuals set forth below and each of them individually, my true and lawful attorneys, with full power to them and each of them to sign for me, and in my name and in the capacities indicated below, any and all amendments to the Registration Statements listed below filed with the Securities and Exchange Commission under the Securities Act of 1933 and the Investment Company Act of 1940.

ING LIFE INSURANCE AND ANNUITY COMPANY:

As Director of ING LIFE INSURANCE AND ANNUITY COMPANY I hereby appoint J. Neil McMurdie, Michael Pignatella; Julie E. Rockmore, Linda Senker and Kimberly J. Smith.

Registration Statements filed under the Securities Act of 1933:

2-52448           33-75972              33-76026                 333-60016
2-52449           33-75974              33-79118                 333-69574
33-02339          33-75976              33-79122                 333-72079
33-34370          33-75978              33-81216                 333-86276
33-42555          33-75980              33-87642                 333-86278
33-60477          33-75982              33-87932                 333-87305
33-61897          33-75984              33-88720                 333-89953
33-62473          33-75986              33-88722                 333-101761
33-64277          33-75988              33-88724                 333-104456
33-75248          33-75990              33-89858                 333-105479
33-75954          33-75992              33-91846                 333-109622
33-75956          33-75994              333-01107                333-109860
33-75958          33-75996              333-09515
33-75960          33-75998              333-15817
33-75962          33-76000              333-27337
33-75964          33-76002              333-37448
33-75966          33-76004              333-49176
33-75968          33-76018              333-49495
33-75970          33-76024              333-56297


Registration Statements filed under the Investment Company Act of 1940:

811-02512         811-02513      811-04536      811-05906             811-09665

ING INSURANCE COMPANY OF AMERICA:

As Director of ING INSURANCE COMPANY OF AMERICA I hereby appoint J. Neil McMurdie, Michael Pignatella; Julie E. Rockmore, Linda Senker and Kimberly J. Smith.

Registration Statements filed under the Securities Act of 1933:

33-59749                       33-63657                        333-49581
33-62481                       33-80750                        333-87131

Registration Statements filed under the Investment Company Act of 1940:

811-08582

ING USA ANNUITY AND LIFE INSURANCE COMPANY:

As Director of ING USA ANNUITY AND LIFE INSURANCE COMPANY I hereby appoint Linda Senker, Michael A. Pignatella and Kimberly J. Smith.

Registration Statements filed under the Securities Act of 1933:

33-23351            333-33914             333-66757            333-104547
33-34827            333-33924             333-70600            333-104548
33-59261            333-35592             333-70602            333-111686
333-28679           333-57212             333-90516            333-116137
333-28755           333-57218             333-101481           333-117260
333-28769           333-63692             333-104539           333-118851
333-30180           333-63694             333-104546

Registration Statements filed under the Investment Company Act of 1940:

811-05626                       811-8524

RELIASTAR LIFE INSURANCE COMPANY:

As Director of RELIASTAR LIFE INSURANCE COMPANY I hereby appoint J. Neil McMurdie, Michael A. Pignatella, Julie E. Rockmore and Kimberly J. Smith.

Registration Statements filed under the Securities Act of 1933:

002-66542                      033-69892                       333-100207
002-75185                      333-18517                       333-100208
002-95392                      333-30614                       333-100209
033-57244                      333-47094                       333-105319
033-73058                      333-69431                       333-120636
033-65870                      333-92000

Registration Statements filed under the Investment Company Act of 1940:

811-04208       811-03341      811-9002            811-08224           811-02997


SECURITY LIFE OF DENVER INSURANCE COMPANY:

As Director of SECURITY LIFE OF DENVER INSURANCE COMPANY I hereby appoint J. Neil McMurdie and Kimberly J. Smith.

Registration Statements filed under the Securities Act of 1933:

33-74190                       333-50278                       333-119440
33-78444                       333-72753                       333-119437
33-88148                       333-73464                       333-119438
333-34402                      333-90577                       333-119439
333-34404                      333-117329                      333-120889

Registration Statements filed under the Investment Company Act of 1940:

811-08292             811-08196                811-108976              811-09106


hereby ratifying and confirming on this _30TH day of March, 2005, my signature as it may be signed by my said attorneys to any such Registration Statements and any and all amendments thereto.

                                                               SIGNATURE

                                                       /S/ JACQUES DE VAUCLEROY

                                                         Jacques de Vaucleroy

                                POWER OF ATTORNEY
                PURSUANT TO ITEM 601.(B)(24) OF REGULATION SK AND
                    RULE 462(B) OF THE SECURITIES ACT OF 1933

The undersigned on behalf of the company set forth below hereby constitutes and appoints the individuals set forth below and each of them individually, my true and lawful attorneys, with full power to them and each of them to sign for me, and in my name and in the capacities indicated below, any and all amendments to the Registration Statements listed below filed with the Securities and Exchange Commission under the Securities Act of 1933 and the Investment Company Act of 1940.

ING USA ANNUITY AND LIFE INSURANCE COMPANY:

As President of ING USA ANNUITY AND LIFE INSURANCE COMPANY I hereby appoint Linda Senker, Michael A. Pignatella and Kimberly J. Smith.

Registration Statements filed under the Securities Act of 1933:

33-23351            333-33914             333-66757            333-104547
33-34827            333-33924             333-70600            333-104548
33-59261            333-35592             333-70602            333-111686
333-28679           333-57212             333-90516            333-116137
333-28755           333-57218             333-101481           333-117260
333-28769           333-63692             333-104539           333-118851
333-30180           333-63694             333-104546

Registration Statements filed under the Investment Company Act of 1940:

811-05626                       811-08524

hereby ratifying and confirming on this 30TH day of March, 2005, my signature as it may be signed by my said attorneys to any such Registration Statements and any and all amendments thereto.

                                                               SIGNATURE

                                                          /S/ HARRY N. STOUT

                                                            Harry N. Stout

                                POWER OF ATTORNEY
                PURSUANT TO ITEM 601.(B)(24) OF REGULATION SK AND
                   RULE 462(B) OF THE SECURITIES ACT OF 1933

The undersigned on behalf of the companies set forth below hereby constitutes and appoints the individuals set forth below and each of them individually, my true and lawful attorneys, with full power to them and each of them to sign for me, and in my name and in the capacities indicated below, any and all amendments to the Registration Statements listed below filed with the Securities and Exchange Commission under the Securities Act of 1933 and the Investment Company Act of 1940.

ING LIFE INSURANCE AND ANNUITY COMPANY:

As Chief Accounting Officer of ING LIFE INSURANCE AND ANNUITY COMPANY I hereby appoint J. Neil McMurdie, Michael Pignatella; Julie E. Rockmore, Linda Senker and Kimberly J. Smith.

Registration Statements filed under the Securities Act of 1933:

2-52448              33-75972                33-76026               333-60016
2-52449              33-75974                33-79118               333-69574
33-02339             33-75976                33-79122               333-72079
33-34370             33-75978                33-81216               333-86276
33-42555             33-75980                33-87642               333-86278
33-60477             33-75982                33-87932               333-87305
33-61897             33-75984                33-88720               333-89953
33-62473             33-75986                33-88722               333-101761
33-64277             33-75988                33-88724               333-104456
33-75248             33-75990                33-89858               333-105479
33-75954             33-75992                33-91846               333-109622
33-75956             33-75994                333-01107              333-109860
33-75958             33-75996                333-09515
33-75960             33-75998                333-15817
33-75962             33-76000                333-27337
33-75964             33-76002                333-37448
33-75966             33-76004                333-49176
33-75968             33-76018                333-49495
33-75970             33-76024                333-56297

Registration Statements filed under the Investment Company Act of 1940:

811-02512        811-02513       811-04536       811-05906             811-09665

ING INSURANCE COMPANY OF AMERICA:

As Chief Accounting Officer of ING INSURANCE COMPANY OF AMERICA I hereby appoint
J. Neil McMurdie, Michael Pignatella; Julie E. Rockmore, Linda Senker and Kimberly J. Smith.

Registration Statements filed under the Securities Act of 1933:

33-59749                       33-63657                        333-49581
33-62481                       33-80750                        333-87131

Registration Statements filed under the Investment Company Act of 1940:

811-08582

ING USA ANNUITY AND LIFE INSURANCE COMPANY:

As Chief Accounting Officer of ING USA ANNUITY AND LIFE INSURANCE COMPANY I hereby appoint Linda Senker, Michael A. Pignatella and Kimberly J. Smith.

Registration Statements filed under the Securities Act of 1933:

33-23351            333-33914             333-66757            333-104547
33-34827            333-33924             333-70600            333-104548
33-59261            333-35592             333-70602            333-111686
333-28679           333-57212             333-90516            333-116137
333-28755           333-57218             333-101481           333-117260
333-28769           333-63692             333-104539           333-118851
333-30180           333-63694             333-104546

Registration Statements filed under the Investment Company Act of 1940:

811-05626                       811-8524

RELIASTAR LIFE INSURANCE COMPANY:

As Chief Accounting Officer of RELIASTAR LIFE INSURANCE COMPANY I hereby appoint
J. Neil McMurdie, Michael A. Pignatella, Julie E. Rockmore and Kimberly J.
Smith.

Registration Statements filed under the Securities Act of 1933:

002-66542                      033-69892                       333-100207
002-75185                      333-18517                       333-100208
002-95392                      333-30614                       333-100209
033-57244                      333-47094                       333-105319
033-73058                      333-69431                       333-120636
033-65870                      333-92000

Registration Statements filed under the Investment Company Act of 1940:

811-04208        811-03341     811-9002            811-08224           811-02997

RELIASTAR LIFE INSURANCE COMPANY OF NEW YORK:

As Chief Accounting Officer of RELIASTAR LIFE INSURANCE COMPANY OF NEW YORK I hereby appoint J. Neil McMurdie, Linda Senker and Kimberly J. Smith.

Registration Statements filed under the Securities Act of 1933:

002-53949                      333-47527                       333-104540
002-53950                      333-52358                       333-115515
002-69327                      333-61879                       333-114338
002-76642                      333-75938                       333-117617
033-11489                      333-85326
333-19123                      333-85618

Registration Statements filed under the Investment Company Act of 1940:

811-02579      811-02580     811-03098   811-03427      811-07935      811-08965


SECURITY LIFE OF DENVER INSURANCE COMPANY:

As Chief Accounting Officer of SECURITY LIFE OF DENVER INSURANCE COMPANY I hereby appoint J. Neil McMurdie and Kimberly J. Smith.

Registration Statements filed under the Securities Act of 1933:

33-74190                       333-50278                       333-119440
33-78444                       333-72753                       333-119437
33-88148                       333-73464                       333-119438
333-34402                      333-90577                       333-119439
333-34404                      333-117329                      333-120889

Registration Statements filed under the Investment Company Act of 1940:

811-08292       811-08196                 811-08976                    811-09106

hereby ratifying and confirming on this 30TH day of March, 2005, my signature as it may be signed by my said attorneys to any such Registration Statements and any and all amendments thereto.

                                                               SIGNATURE

                                                          /S/ ROGER W. FISHER

                                                            Roger W. Fisher

                                POWER OF ATTORNEY
                PURSUANT TO ITEM 601.(B)(24) OF REGULATION SK AND
                   RULE 462(B) OF THE SECURITIES ACT OF 1933

The undersigned on behalf of the company set forth below hereby constitutes and appoints the individuals set forth below and each of them individually, my true and lawful attorneys, with full power to them and each of them to sign for me, and in my name and in the capacities indicated below, any and all amendments to the Registration Statements listed below filed with the Securities and Exchange Commission under the Securities Act of 1933 and the Investment Company Act of 1940.

RELIASTAR LIFE INSURANCE COMPANY OF NEW YORK:

As Director, President and Chief Executive Officer of RELIASTAR LIFE INSURANCE COMPANY OF NEW YORK I hereby appoint J. Neil McMurdie, Linda Senker and Kimberly
J. Smith.

Registration Statements filed under the Securities Act of 1933:

002-53949                      333-47527                       333-104540
002-53950                      333-52358                       333-115515
002-69327                      333-61879                       333-114338
002-76642                      333-75938                       333-117617
033-11489                      333-85326
333-19123                      333-85618

Registration Statements filed under the Investment Company Act of 1940:

811-02579      811-02580     811-03098   811-03427      811-07935      811-08965


hereby ratifying and confirming on this 30TH day of March, 2005, my signature as it may be signed by my said attorneys to any such Registration Statements and any and all amendments thereto.

                                                               SIGNATURE

                                                          /S/ JAMES R. GELDER

                                                            James R. Gelder

                                POWER OF ATTORNEY
                  PURSUANT TO ITEM 601.(B)(24) OF REGULATION SK
                 AND RULE 462(B) OF THE SECURITIES ACT OF 1933

The undersigned on behalf of the company set forth below hereby constitutes and appoints the individuals set forth below and each of them individually, my true and lawful attorneys, with full power to them and each of them to sign for me, and in my name and in the capacity indicated below, any and all amendments to the Registration Statements listed below filed with the Securities and Exchange Commission under the Securities Act of 1933 and the Investment Company Act of 1940.

RELIASTAR LIFE INSURANCE COMPANY OF NEW YORK:

As Director of RELIASTAR LIFE INSURANCE COMPANY OF NEW YORK I hereby appoint J. Neil McMurdie, Linda Senker and Kimberly J. Smith.

Registration Statements filed under the Securities Act of 1933:

002-53949                      333-47527                       333-104540
002-53950                      333-52358                       333-115515
002-69327                      333-61879                       333-114338
002-76642                      333-75938                       333-117617
033-11489                      333-85326
333-19123                      333-85618

Registration Statements filed under the Investment Company Act of 1940:

811-02579      811-02580   811-03098    811-03427      811-07935      811-08965

hereby ratifying and confirming on this 24TH day of March, 2005, my signature as it may be signed by my said attorneys to any such Registration Statements and any and all amendments thereto.

                                                               SIGNATURE

                                                         /S/ ULRIC HAYNES, JR.

                                                           Ulric Haynes, Jr.

                                POWER OF ATTORNEY
                  PURSUANT TO ITEM 601.(B)(24) OF REGULATION SK
                 AND RULE 462(B) OF THE SECURITIES ACT OF 1933

The undersigned on behalf of the company set forth below hereby constitutes and appoints the individuals set forth below and each of them individually, my true and lawful attorneys, with full power to them and each of them to sign for me, and in my name and in the capacities indicated below, any and all amendments to the Registration Statements listed below filed with the Securities and Exchange Commission under the Securities Act of 1933 and the Investment Company Act of 1940.

RELIASTAR LIFE INSURANCE COMPANY OF NEW YORK:

As Director of RELIASTAR LIFE INSURANCE COMPANY OF NEW YORK I hereby appoint J. Neil McMurdie, Linda Senker and Kimberly J. Smith.

Registration Statements filed under the Securities Act of 1933:

002-53949                      333-47527                       333-104540
002-53950                      333-52358                       333-115515
002-69327                      333-61879                       333-114338
002-76642                      333-75938                       333-117617
033-11489                      333-85326
333-19123                      333-85618

Registration Statements filed under the Investment Company Act of 1940:

811-02579      811-02580     811-03098   811-03427      811-07935      811-08965

hereby ratifying and confirming on this 24TH of March, 2005, my signature as it may be signed by my said attorneys to any such Registration Statements and any and all amendments thereto.

                                                               SIGNATURE

                                                        /S/ AUDREY R. KAVANAGH

                                                          Audrey R. Kavanagh

                                POWER OF ATTORNEY
                  PURSUANT TO ITEM 601.(B)(24) OF REGULATION SK
                 AND RULE 462(B) OF THE SECURITIES ACT OF 1933

The undersigned on behalf of the company set forth below hereby constitutes and appoints the individuals set forth below and each of them individually, my true and lawful attorneys, with full power to them and each of them to sign for me, and in my name and in the capacity indicated below, any and all amendments to the Registration Statements listed below filed with the Securities and Exchange Commission under the Securities Act of 1933 and the Investment Company Act of 1940.

RELIASTAR LIFE INSURANCE COMPANY OF NEW YORK:

As Director of RELIASTAR LIFE INSURANCE COMPANY OF NEW YORK I hereby appoint J. Neil McMurdie, Linda Senker and Kimberly J. Smith.


002-53949                      333-47527                       333-104540
002-53950                      333-52358                       333-115515
002-69327                      333-61879                       333-114338
002-76642                      333-75938                       333-117617
033-11489                      333-85326
333-19123                      333-85618

Registration Statements filed under the Investment Company Act of 1940:

811-02579      811-02580     811-03098   811-03427      811-07935      811-08965

hereby ratifying and confirming on this __31ST day of March, 2005, my signature as it may be signed by my said attorneys to any such Registration Statements and any and all amendments thereto.

                                                               SIGNATURE

                                                          /S/ JAMES F. LILLE

                                                            James F. Lille

                                POWER OF ATTORNEY
                  PURSUANT TO ITEM 601.(B)(24) OF REGULATION SK
                  AND RULE 462(B) OF THE SECURITIES ACT OF 1933

The undersigned on behalf of the company set forth below hereby constitutes and appoints the individuals set forth below and each of them individually, my true and lawful attorneys, with full power to them and each of them to sign for me, and in my name and in the capacity indicated below, any and all amendments to the Registration Statements listed below filed with the Securities and Exchange Commission under the Securities Act of 1933 and the Investment Company Act of 1940.

RELIASTAR LIFE INSURANCE COMPANY OF NEW YORK:

As Director of RELIASTAR LIFE INSURANCE COMPANY OF NEW YORK I hereby appoint J. Neil McMurdie, Linda Senker and Kimberly J. Smith.

Registration Statements filed under the Securities Act of 1933:

002-53949                      333-47527                       333-104540
002-53950                      333-52358                       333-115515
002-69327                      333-61879                       333-114338
002-76642                      333-75938                       333-117617
033-11489                      333-85326
333-19123                      333-85618

Registration Statements filed under the Investment Company Act of 1940:

811-02579      811-02580     811-03098   811-03427      811-07935      811-08965

hereby ratifying and confirming on this _31ST day of March, 2005, my signature as it may be signed by my said attorneys to any such Registration Statements and any and all amendments thereto.

                                                               SIGNATURE

                                                         /S/ GREGORY MCGREEVEY

                                                           Gregory McGreevey

                                POWER OF ATTORNEY

                  PURSUANT TO ITEM 601.(B)(24) OF REGULATION SK
                 AND RULE 462(B) OF THE SECURITIES ACT OF 1933

The undersigned on behalf of the companies set forth below hereby constitutes and appoints the individuals set forth below and each of them individually, my true and lawful attorneys, with full power to them and each of them to sign for me, and in my name and in the capacities indicated below, any and all amendments to the Registration Statements listed below filed with the Securities and Exchange Commission under the Securities Act of 1933 and the Investment Company Act of 1940.

ING LIFE INSURANCE AND ANNUITY COMPANY:

As Director of ING LIFE INSURANCE AND ANNUITY COMPANY I hereby appoint J. Neil McMurdie, Michael Pignatella; Julie E. Rockmore, Linda Senker and Kimberly J. Smith.

Registration Statements filed under the Securities Act of 1933:

2-52448           33-75972              33-76026                      333-60016
2-52449           33-75974              33-79118                      333-69574
33-02339          33-75976              33-79122                      333-72079
33-34370          33-75978              33-81216                      333-86276
33-42555          33-75980              33-87642                      333-86278
33-60477          33-75982              33-87932                      333-87305
33-61897          33-75984              33-88720                      333-89953
33-62473          33-75986              33-88722                      333-101761
33-64277          33-75988              33-88724                      333-104456
33-75248          33-75990              33-89858                      333-105479
33-75954          33-75992              33-91846                      333-109622
33-75956          33-75994              333-01107                     333-109860
33-75958          33-75996              333-09515
33-75960          33-75998              333-15817
33-75962          33-76000              333-27337
33-75964          33-76002              333-37448
33-75966          33-76004              333-49176
33-75968          33-76018              333-49495
33-75970          33-76024              333-56297

Registration Statements filed under the Investment Company Act of 1940:

811-02512    811-02513        811-04536        811-05906               811-09665

ING INSURANCE COMPANY OF AMERICA:

As Director of ING INSURANCE COMPANY OF AMERICA I hereby appoint J. Neil McMurdie, Michael Pignatella; Julie E. Rockmore, Linda Senker and Kimberly J. Smith.

Registration Statements filed under the Securities Act of 1933:

33-59749                       33-63657                        333-49581
33-62481                       33-80750                        333-87131

Registration Statements filed under the Investment Company Act of 1940:

811-08582

ING USA ANNUITY AND LIFE INSURANCE COMPANY:

As Director of ING USA ANNUITY AND LIFE INSURANCE COMPANY I hereby appoint Linda Senker, Michael A. Pignatella and Kimberly J. Smith.

Registration Statements filed under the Securities Act of 1933:

33-23351            333-33914             333-66757            333-104547
33-34827            333-33924             333-70600            333-104548
33-59261            333-35592             333-70602            333-111686
333-28679           333-57212             333-90516            333-116137
333-28755           333-57218             333-101481           333-117260
333-28769           333-63692             333-104539           333-118851
333-30180           333-63694             333-104546

Registration Statements filed under the Investment Company Act of 1940:

811-05626                       811-8524

RELIASTAR LIFE INSURANCE COMPANY:

As Director of RELIASTAR LIFE INSURANCE COMPANY I hereby appoint J. Neil McMurdie, Michael A. Pignatella, Julie E. Rockmore and Kimberly J. Smith.

Registration Statements filed under the Securities Act of 1933:

002-66542                      033-69892                       333-100207
002-75185                      333-18517                       333-100208
002-95392                      333-30614                       333-100209
033-57244                      333-47094                       333-105319
033-73058                      333-69431                       333-120636
033-65870                      333-92000

Registration Statements filed under the Investment Company Act of 1940:

811-04208      811-03341     811-9002            811-08224           811-02997

SECURITY LIFE OF DENVER INSURANCE COMPANY:

As Director of SECURITY LIFE OF DENVER INSURANCE COMPANY I hereby appoint J. Neil McMurdie and Kimberly J. Smith.

Registration Statements filed under the Securities Act of 1933:

33-74190                       333-50278                       333-119440
33-78444                       333-72753                       333-119437
33-88148                       333-73464                       333-119438
333-34402                      333-90577                       333-119439
333-34404                      333-117329                      333-120889

Registration Statements filed under the Investment Company Act of 1940:

811-08292               811-08196              811-08976           811-09106

hereby ratifying and confirming on this 30TH day of March, 2005, my signature as it may be signed by my said attorneys to any such Registration Statements and any and all amendments thereto.

                                                               SIGNATURE

                                                        /S/ THOMAS J. MCINERNEY

                                                          Thomas J. McInerney

                                POWER OF ATTORNEY

                  PURSUANT TO ITEM 601.(B)(24) OF REGULATION SK
                  AND RULE 462(B) OF THE SECURITIES ACT OF 1933

The undersigned on behalf of the companies set forth below hereby constitutes and appoints the individuals set forth below and each of them individually, my true and lawful attorneys, with full power to them and each of them to sign for me, and in my name and in the capacities indicated below, any and all amendments to the Registration Statements listed below filed with the Securities and Exchange Commission under the Securities Act of 1933 and the Investment Company Act of 1940.

ING LIFE INSURANCE AND ANNUITY COMPANY:

As Director of ING LIFE INSURANCE AND ANNUITY COMPANY I hereby appoint J. Neil McMurdie, Michael Pignatella; Julie E. Rockmore, Linda Senker and Kimberly J. Smith.

Registration Statements filed under the Securities Act of 1933:

2-52448              33-75972              33-76026                 333-60016
2-52449              33-75974              33-79118                 333-69574
33-02339             33-75976              33-79122                 333-72079
33-34370             33-75978              33-81216                 333-86276
33-42555             33-75980              33-87642                 333-86278
33-60477             33-75982              33-87932                 333-87305
33-61897             33-75984              33-88720                 333-89953
33-62473             33-75986              33-88722                 333-101761
33-64277             33-75988              33-88724                 333-104456
33-75248             33-75990              33-89858                 333-105479
33-75954             33-75992              33-91846                 333-109622
33-75956             33-75994              333-01107                333-109860
33-75958             33-75996              333-09515
33-75960             33-75998              333-15817
33-75962             33-76000              333-27337
33-75964             33-76002              333-37448
33-75966             33-76004              333-49176
33-75968             33-76018              333-49495
33-75970             33-76024              333-56297

Registration Statements filed under the Investment Company Act of 1940:

811-02512     811-02513        811-04536           811-05906           811-09665

ING INSURANCE COMPANY OF AMERICA:

As Director of ING INSURANCE COMPANY OF AMERICA I hereby appoint J. Neil McMurdie, Michael Pignatella; Julie E. Rockmore, Linda Senker and Kimberly J. Smith.

Registration Statements filed under the Securities Act of 1933:

33-59749                       33-63657                        333-49581
33-62481                       33-80750                        333-87131

Registration Statements filed under the Investment Company Act of 1940:

811-08582

ING USA ANNUITY AND LIFE INSURANCE COMPANY:

As Director of ING USA ANNUITY AND LIFE INSURANCE COMPANY I hereby appoint Linda Senker, Michael A. Pignatella and Kimberly J. Smith.

Registration Statements filed under the Securities Act of 1933:

33-23351            333-33914             333-66757            333-104547
33-34827            333-33924             333-70600            333-104548
33-59261            333-35592             333-70602            333-111686
333-28679           333-57212             333-90516            333-116137
333-28755           333-57218             333-101481           333-117260
333-28769           333-63692             333-104539           333-118851
333-30180           333-63694             333-104546

Registration Statements filed under the Investment Company Act of 1940:

811-05626                       811-8524

RELIASTAR LIFE INSURANCE COMPANY:

As Director of RELIASTAR LIFE INSURANCE COMPANY I hereby appoint J. Neil McMurdie, Michael A. Pignatella, Julie E. Rockmore and Kimberly J. Smith.

Registration Statements filed under the Securities Act of 1933:

002-66542                      033-69892                       333-100207
002-75185                      333-18517                       333-100208
002-95392                      333-30614                       333-100209
033-57244                      333-47094                       333-105319
033-73058                      333-69431                       333-120636
033-65870                      333-92000

Registration Statements filed under the Investment Company Act of 1940:

811-04208      811-03341       811-9002            811-08224           811-02997


SECURITY LIFE OF DENVER INSURANCE COMPANY:

As Director of SECURITY LIFE OF DENVER INSURANCE COMPANY I hereby appoint J. Neil McMurdie and Kimberly J. Smith.

Registration Statements filed under the Securities Act of 1933:

33-74190                       333-50278                       333-119440
33-78444                       333-72753                       333-119437
33-88148                       333-73464                       333-119438
333-34402                      333-90577                       333-119439
333-34404                      333-117329                      333-120889

Registration Statements filed under the Investment Company Act of 1940:

811-08292           811-08196                811-108976                811-09106

hereby ratifying and confirming on this 7TH day of April, 2005, my signature as it may be signed by my said attorneys to any such Registration Statements and any and all amendments thereto.

                                                               SIGNATURE

                                                        /S/ KATHLEEN A. MURPHY

                                                          Kathleen A. Murphy

                                POWER OF ATTORNEY
                  PURSUANT TO ITEM 601.(B)(24) OF REGULATION SK
                 AND RULE 462(B) OF THE SECURITIES ACT OF 1933

The undersigned on behalf of the companies set forth below hereby constitutes and appoints the individuals set forth below and each of them individually, my true and lawful attorneys, with full power to them and each of them to sign for me, and in my name and in the capacities indicated below, any and all amendments to the Registration Statements listed below filed with the Securities and Exchange Commission under the Securities Act of 1933 and the Investment Company Act of 1940.

RELIASTAR LIFE INSURANCE COMPANY OF NEW YORK:

As Director of RELIASTAR LIFE INSURANCE COMPANY OF NEW YORK I hereby appoint J. Neil McMurdie, Linda Senker, and Kimberly J. Smith.
Registration Statements filed under the Securities Act of 1933:

002-53949                      333-47527                       333-104540
002-53950                      333-52358                       333-115515
002-69327                      333-61879                       333-114338
002-76642                      333-75938                       333-117617
033-11489                      333-85326
333-19123                      333-85618

Registration Statements filed under the Investment Company Act of 1940:

811-02579      811-02580    811-03098    811-03427      811-07935      811-08965

hereby ratifying and confirming on this 28TH day of March, 2005, my signature as it may be signed by my said attorneys to any such Registration Statements and any and all amendments thereto.

                                                               SIGNATURE

                                                        /S/ STEPHEN J. PRESTON

                                                          Stephen J. Preston

                                POWER OF ATTORNEY
                  PURSUANT TO ITEM 601.(B)(24) OF REGULATION SK
                  AND RULE 462(B) OF THE SECURITIES ACT OF 1933

The undersigned on behalf of the companies set forth below hereby constitutes and appoints the individuals set forth below and each of them individually, my true and lawful attorneys, with full power to them and each of them to sign for me, and in my name and in the capacities indicated below, any and all amendments to the Registration Statements listed below filed with the Securities and Exchange Commission under the Securities Act of 1933 and the Investment Company Act of 1940.

ING LIFE INSURANCE AND ANNUITY COMPANY:

As Director of ING LIFE INSURANCE AND ANNUITY COMPANY I hereby appoint J. Neil McMurdie, Michael Pignatella; Julie E. Rockmore, Linda Senker and Kimberly J. Smith.

Registration Statements filed under the Securities Act of 1933:

2-52448              33-75972               33-76026                333-60016
2-52449              33-75974               33-79118                333-69574
33-02339             33-75976               33-79122                333-72079
33-34370             33-75978               33-81216                333-86276
33-42555             33-75980               33-87642                333-86278
33-60477             33-75982               33-87932                333-87305
33-61897             33-75984               33-88720                333-89953
33-62473             33-75986               33-88722                333-101761
33-64277             33-75988               33-88724                333-104456
33-75248             33-75990               33-89858                333-105479
33-75954             33-75992               33-91846                333-109622
33-75956             33-75994               333-01107               333-109860
33-75958             33-75996               333-09515
33-75960             33-75998               333-15817
33-75962             33-76000               333-27337
33-75964             33-76002               333-37448
33-75966             33-76004               333-49176
33-75968             33-76018               333-49495
33-75970             33-76024               333-56297


Registration Statements filed under the Investment Company Act of 1940:

811-02512     811-02513       811-04536      811-05906                 811-09665

ING INSURANCE COMPANY OF AMERICA:

As Director of ING INSURANCE COMPANY OF AMERICA I hereby appoint J. Neil McMurdie, Michael Pignatella; Julie E. Rockmore, Linda Senker and Kimberly J. Smith.

Registration Statements filed under the Securities Act of 1933:

33-59749                       33-63657                        333-49581
33-62481                       33-80750                        333-87131

Registration Statements filed under the Investment Company Act of 1940:

811-08582

ING USA ANNUITY AND LIFE INSURANCE COMPANY:

As Director of ING USA ANNUITY AND LIFE INSURANCE COMPANY I hereby appoint J. Neil McMurdie, Linda Senker, Michael A. Pignatella and Kimberly J. Smith.

Registration Statements filed under the Securities Act of 1933:

33-23351            333-33914             333-66757            333-104547
33-34827            333-33924             333-70600            333-104548
33-59261            333-35592             333-70602            333-111686
333-28679           333-57212             333-90516            333-116137
333-28755           333-57218             333-101481           333-117260
333-28769           333-63692             333-104539           333-118851
333-30180           333-63694             333-104546

Registration Statements filed under the Investment Company Act of 1940:

811-05626                       811-8524

RELIASTAR LIFE INSURANCE COMPANY:

As Director of RELIASTAR LIFE INSURANCE COMPANY I hereby appoint J. Neil McMurdie, Michael A. Pignatella, Julie E. Rockmore and Kimberly J. Smith.

Registration Statements filed under the Securities Act of 1933:

002-66542                      033-69892                       333-100207
002-75185                      333-18517                       333-100208
002-95392                      333-30614                       333-100209
033-57244                      333-47094                       333-105319
033-73058                      333-69431                       333-120636
033-65870                      333-92000

Registration Statements filed under the Investment Company Act of 1940:

811-04208          811-03341     811-9002          811-08224           811-02997

RELIASTAR LIFE INSURANCE COMPANY OF NEW YORK:

As Director of RELIASTAR LIFE INSURANCE COMPANY OF NEW YORK I hereby appoint J. Neil McMurdie, Linda Senker and Kimberly J. Smith.

Registration Statements filed under the Securities Act of 1933:

002-53949                      333-47527                       333-104540
002-53950                      333-52358                       333-115515
002-69327                      333-61879                       333-114338
002-76642                      333-75938                       333-117617
033-11489                      333-85326
333-19123                      333-85618

Registration Statements filed under the Investment Company Act of 1940:

811-02579    811-02580     811-03098    811-03427     811-07935        811-08965

SECURITY LIFE OF DENVER INSURANCE COMPANY:

As Director of SECURITY LIFE OF DENVER INSURANCE COMPANY I hereby appoint J. Neil McMurdie and Kimberly J. Smith.

Registration Statements filed under the Securities Act of 1933:

33-74190                       333-50278                       333-119440
33-78444                       333-72753                       333-119437
33-88148                       333-73464                       333-119438
333-34402                      333-90577                       333-119439
333-34404                      333-117329                      333-120889

Registration Statements filed under the Investment Company Act of 1940:

811-08292             811-08196             811-08976               811-09106

hereby ratifying and confirming on this _31ST day of March, 2005, my signature as it may be signed by my said attorneys to any such Registration Statements and any and all amendments thereto.

                                                               SIGNATURE

                                                        /S/ CATHERINE H. SMITH

                                                          Catherine H. Smith

                                POWER OF ATTORNEY
                  PURSUANT TO ITEM 601.(B)(24) OF REGULATION SK
                 AND RULE 462(B) OF THE SECURITIES ACT OF 1933

The undersigned on behalf of the companies set forth below hereby constitutes and appoints the individuals set forth below and each of them individually, my true and lawful attorneys, with full power to them and each of them to sign for me, and in my name and in the capacities indicated below, any and all amendments to the Registration Statements listed below filed with the Securities and Exchange Commission under the Securities Act of 1933 and the Investment Company Act of 1940.

RELIASTAR LIFE INSURANCE COMPANY OF NEW YORK:

As Director of RELIASTAR LIFE INSURANCE COMPANY OF NEW YORK I hereby appoint J. Neil McMurdie, Linda Senker and Kimberly J. Smith.

Registration Statements filed under the Securities Act of 1933:

002-53949                      333-47527                       333-104540
002-53950                      333-52358                       333-115515
002-69327                      333-61879                       333-114338
002-76642                      333-75938                       333-117617
033-11489                      333-85326
333-19123                      333-85618

Registration Statements filed under the Investment Company Act of 1940:

811-02579      811-02580     811-03098   811-03427      811-07935      811-08965

SECURITY LIFE OF DENVER INSURANCE COMPANY:

As President of SECURITY LIFE OF DENVER INSURANCE COMPANY I hereby appoint J. Neil McMurdie and Kimberly J. Smith.

Registration Statements filed under the Securities Act of 1933:

33-74190                       333-50278                       333-119440
33-78444                       333-72753                       333-119437
33-88148                       333-73464                       333-119438
333-34402                      333-90577                       333-119439
333-34404                      333-117329                      333-120889

Registration Statements filed under the Investment Company Act of 1940:

811-08292               811-08196           811-108976                811-09106

hereby ratifying and confirming on this 7TH day of April, 2005, my signature as it may be signed by my said attorneys to any such Registration Statements and any and all amendments thereto.

                                                               SIGNATURE

                                                          /S/ MARK A. TULLIS

                                                            Mark A. Tullis

                                POWER OF ATTORNEY
                  PURSUANT TO ITEM 601.(B)(24) OF REGULATION SK
                  AND RULE 462(B) OF THE SECURITIES ACT OF 1933

The undersigned on behalf of the company set forth below hereby constitutes and appoints the individuals set forth below and each of them individually, my true and lawful attorneys, with full power to them and each of them to sign for me, and in my name and in the capacity indicated below, any and all amendments to the Registration Statements listed below filed with the Securities and Exchange Commission under the Securities Act of 1933 and the Investment Company Act of 1940.

RELIASTAR LIFE INSURANCE COMPANY OF NEW YORK:

As Director of RELIASTAR LIFE INSURANCE COMPANY OF NEW YORK I hereby appoint J. Neil McMurdie, Linda Senker and Kimberly J. Smith.

Registration Statements filed under the Securities Act of 1933:

002-53949                      333-47527                       333-104540
002-53950                      333-52358                       333-115515
002-69327                      333-61879                       333-114338
002-76642                      333-75938                       333-117617
033-11489                      333-85326
333-19123                      333-85618
Registration Statements filed under the Investment Company Act of 1940:

811-02579      811-02580     811-03098   811-03427      811-07935      811-08965

hereby ratifying and confirming on this 25TH day of March, 2005, my signature as it may be signed by my said attorneys to any such Registration Statements and any and all amendments thereto.

                                                               SIGNATURE

                                                         /S/ CHARLES B. UPDIKE

                                                           Charles B. Updike

                                POWER OF ATTORNEY
                  PURSUANT TO ITEM 601.(B)(24) OF REGULATION SK
                 AND RULE 462(B) OF THE SECURITIES ACT OF 1933

The undersigned on behalf of the company set forth below hereby constitutes and appoints the individuals set forth below and each of them individually, my true and lawful attorneys, with full power to them and each of them to sign for me, and in my name and in the capacity indicated below, any and all amendments to the Registration Statements listed below filed with the Securities and Exchange Commission under the Securities Act of 1933 and the Investment Company Act of 1940.

RELIASTAR LIFE INSURANCE COMPANY OF NEW YORK:

As Director of RELIASTAR LIFE INSURANCE COMPANY OF NEW YORK I hereby appoint J. Neil McMurdie, Linda Senker and Kimberly J. Smith.

Registration Statements filed under the Securities Act of 1933:

002-53949                      333-47527                       333-104540
002-53950                      333-52358                       333-115515
002-69327                      333-61879                       333-114338
002-76642                      333-75938                       333-117617
033-11489                      333-85326
333-19123                      333-85618

Registration Statements filed under the Investment Company Act of 1940:

811-02579     811-02580      811-03098     811-03427     811-07935     811-08965

hereby ratifying and confirming on this 25TH day of March, 2005, my signature as it may be signed by my said attorneys to any such Registration Statements and any and all amendments thereto.

                                                               SIGNATURE

                                                           /S/ ROSS M. WEALE

                                                             Ross M. Weale

                                POWER OF ATTORNEY
                  PURSUANT TO ITEM 601.(B)(24) OF REGULATION SK
                 AND RULE 462(B) OF THE SECURITIES ACT OF 1933

The undersigned on behalf of the companies set forth below hereby constitutes and appoints the individuals set forth below and each of them individually, my true and lawful attorneys, with full power to them and each of them to sign for me, and in my name and in the capacities indicated below, any and all amendments to the Registration Statements listed below filed with the Securities and Exchange Commission under the Securities Act of 1933 and the Investment Company Act of 1940.

ING LIFE INSURANCE AND ANNUITY COMPANY:

As Director and Chief Financial Officer of ING LIFE INSURANCE AND ANNUITY COMPANY I hereby appoint J. Neil McMurdie, Michael Pignatella; Julie E. Rockmore, Linda Senker and Kimberly J. Smith.

Registration Statements filed under the Securities Act of 1933:

2-52448             33-75972                33-76026               333-60016
2-52449             33-75974                33-79118               333-69574
33-02339            33-75976                33-79122               333-72079
33-34370            33-75978                33-81216               333-86276
33-42555            33-75980                33-87642               333-86278
33-60477            33-75982                33-87932               333-87305
33-61897            33-75984                33-88720               333-89953
33-62473            33-75986                33-88722               333-101761
33-64277            33-75988                33-88724               333-104456
33-75248            33-75990                33-89858               333-105479
33-75954            33-75992                33-91846               333-109622
33-75956            33-75994                333-01107              333-109860
33-75958            33-75996                333-09515
33-75960            33-75998                333-15817
33-75962            33-76000                333-27337
33-75964            33-76002                333-37448
33-75966            33-76004                333-49176
33-75968            33-76018                333-49495
33-75970            33-76024                333-56297

Registration Statements filed under the Investment Company Act of 1940:

811-02512       811-02513     811-04536          811-05906            811-09665

ING INSURANCE COMPANY OF AMERICA:

As Director and Chief Financial Officer of ING INSURANCE COMPANY OF AMERICA I hereby appoint J. Neil McMurdie, Michael Pignatella; Julie E. Rockmore, Linda Senker and Kimberly J. Smith.

Registration Statements filed under the Securities Act of 1933:

33-59749                       33-63657                        333-49581
33-62481                       33-80750                        333-87131

Registration Statements filed under the Investment Company Act of 1940:

811-08582

ING USA ANNUITY AND LIFE INSURANCE COMPANY:

As Director and Chief Financial Officer of ING USA ANNUITY AND LIFE INSURANCE COMPANY I hereby appoint Linda Senker, Michael A. Pignatella and Kimberly J. Smith.

Registration Statements filed under the Securities Act of 1933:

33-23351            333-33914             333-66757            333-104547
33-34827            333-33924             333-70600            333-104548
33-59261            333-35592             333-70602            333-111686
333-28679           333-57212             333-90516            333-116137
333-28755           333-57218             333-101481           333-117260
333-28769           333-63692             333-104539           333-118851
333-30180           333-63694             333-104546

Registration Statements filed under the Investment Company Act of 1940:

811-05626                       811-8524

RELIASTAR LIFE INSURANCE COMPANY:

As Director and Chief Financial Officer of RELIASTAR LIFE INSURANCE COMPANY I hereby appoint J. Neil McMurdie, Michael A. Pignatella, Julie E. Rockmore and Kimberly J. Smith.

Registration Statements filed under the Securities Act of 1933:

002-66542                      033-69892                       333-100207
002-75185                      333-18517                       333-100208
002-95392                      333-30614                       333-100209
033-57244                      333-47094                       333-105319
033-73058                      333-69431                       333-120636
033-65870                      333-92000

Registration Statements filed under the Investment Company Act of 1940:

811-04208      811-03341       811-9002            811-08224           811-02997


RELIASTAR LIFE INSURANCE COMPANY OF NEW YORK:

As Director and Chief Financial Officer of RELIASTAR LIFE INSURANCE COMPANY OF NEW YORK I hereby appoint J. Neil McMurdie, Linda Senker and Kimberly J. Smith.

Registration Statements filed under the Securities Act of 1933:

002-53949                      333-47527                       333-104540
002-53950                      333-52358                       333-115515
002-69327                      333-61879                       333-114338
002-76642                      333-75938                       333-117617
033-11489                      333-85326
333-19123                      333-85618

Registration Statements filed under the Investment Company Act of 1940:

811-02579      811-02580     811-03098     811-03427    811-07935      811-08965

SECURITY LIFE OF DENVER INSURANCE COMPANY:

As Director and Chief Financial Officer of SECURITY LIFE OF DENVER INSURANCE COMPANY I hereby appoint J. Neil McMurdie and Kimberly J. Smith.

Registration Statements filed under the Securities Act of 1933:

33-74190                       333-50278                       333-119440
33-78444                       333-72753                       333-119437
33-88148                       333-73464                       333-119438
333-34402                      333-90577                       333-119439
333-34404                      333-117329                      333-120889

Registration Statements filed under the Investment Company Act of 1940:

811-08292            811-08196                 811-08976             811-09106

hereby ratifying and confirming on this 31ST day of March, 2005, my signature as it may be signed by my said attorneys to any such Registration Statements and any and all amendments thereto.

                                                               SIGNATURE

                                                          /S/ DAVID A. WHEAT

                                                            David A. Wheat

                                POWER OF ATTORNEY
                  PURSUANT TO ITEM 601.(B)(24) OF REGULATION SK
                 AND RULE 462(B) OF THE SECURITIES ACT OF 1933

The undersigned on behalf of the companies set forth below hereby constitutes and appoints the individuals set forth below and each of them individually, my true and lawful attorneys, with full power to them and each of them to sign for me, and in my name and in the capacities indicated below, any and all amendments to the Registration Statements listed below filed with the Securities and Exchange Commission under the Securities Act of 1933 and the Investment Company Act of 1940.

RELIASTAR LIFE INSURANCE COMPANY:

As President of RELIASTAR LIFE INSURANCE COMPANY I hereby appoint J. Neil McMurdie, Michael A. Pignatella, Julie E. Rockmore and Kimberly J. Smith.

Registration Statements filed under the Securities Act of 1933:

002-66542                      033-69892                       333-100207
002-75185                      333-18517                       333-100208
002-95392                      333-30614                       333-100209
033-57244                      333-47094                       333-105319
033-73058                      333-69431                       333-120636
033-65870                      333-92000

Registration Statements filed under the Investment Company Act of 1940:

811-04208        811-03341          811-9002         811-08224       811-02997

hereby ratifying and confirming on this 30TH day of March, 2005, my signature as it may be signed by my said attorneys to any such Registration Statements and any and all amendments thereto.

                                                               SIGNATURE

                                                         /S/ DONALD W. BRITTON

                                                           Donald W Britton